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             EXHIBIT 23.1 CONSENT OF MICHAEL TROKEY & COMPANY, P.C.


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




The Board of Directors
Liberty Bancorp, Inc.

We hereby consent to the use in this Form S-8 of our report dated November 22, 2006 incorporated by reference.




                                        Michael Trokey & Company, P.C.
                                        Certified Public Accountants

                                        /s/ Michael Trokey & Company, P.C.


February 6, 2007
St. Louis, Missouri